SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


             01/12/01
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                           ---------------------------
                             Commission File Number

                 Ohio                                  31-0987416
----------------------------------------------     -------------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)


           138 Putnam Street
              P.O. Box 738,
              Marietta, Ohio                          45750
---------------------------------------            ------------
(Address of principal executive office)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
Not applicable.

Item 2.  Acquisition or Disposition of Assets
Not applicable.

Item 3.  Bankruptcy or Receivership
Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
Not applicable.

Item 5.  Other Events
On January 12, 2001 Peoples Bancorp Inc. adopted a resolution authorizing the repurchase of up to 125,000 shares. The release is included herewith as
Exhibit 99.

Item 6.  Resignations of Registrant's Directors
Not applicable.

Item 7.  Financial Statements and Exhibits
(a) Non required
(b) Non required
(c) Exhibits

EXHIBIT NUMBER                            DESCRIPTION
--------------                            ------------------------------------
99                                        News Release issued January 12, 2001

Item 8.  Change in Fiscal Year
Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
Not applicable.
 .

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  January 12, 2001                  PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                By: /s/  ROBERT E. EVANS
                                         Robert E. Evans
                                         President and Chief Executive Officer



                                INDEX TO EXHIBITS


Exhibit Number                 Description                           Page
--------------                 ----------------------------         -------
99                             News Release issued 01/12/01           4